Exhibit 99

     Finance Income (Loss)

     For fiscal 2004,  the  components of pretax  finance  income (loss) were as follows:
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                                                         Three Months Ended                            Three Months Ended
                                                            May 31, 2003                                 August 31, 2003
     (Amounts in millions)                     Private-Label      Bankcard       Total        Private-Label      Bankcard      Total
     --------------------------------------    ----------------------------------------       --------------------------------------
     Securitization income (loss)..........        $28.4           $(15.3)      $ 13.1           $29.2          $(133.6)   $(104.4)
     Less:   Payroll and fringe benefit
                 expenses..................          7.6              3.2         10.8             7.1              2.9       10.0
             Other direct expenses.........         13.1             11.3         24.4            13.1              5.8       18.9
                                               ----------------------------------------       --------------------------------------
     Finance income (loss).................        $ 7.7           $(29.8)      $(22.1)          $ 9.0          $(142.3)   $(133.3)
                                               ========================================       ======================================

                                                               Six Months Ended
                                                               August 31, 2003
     (Amounts in millions)                     Private-Label      Bankcard       Total
     --------------------------------------    ---------------------------------------
     Securitization income (loss)..........        $57.6           $(148.9)    $ (91.3)
     Less:   Payroll and fringe benefit
                 expenses..................         14.7               6.1        20.8
             Other direct expenses.........         26.2              17.1        43.3
                                               ---------------------------------------
     Finance income (loss).................        $16.7           $(172.1)    $(155.4)
                                               =======================================


     For fiscal 2003, the components of pretax finance income were as follows:

                                                         Three Months Ended                            Three Months Ended
                                                             May 31, 2002                                August 31, 2002
     (Amounts in millions)                     Private-Label      Bankcard       Total        Private-Label      Bankcard      Total
     --------------------------------------    ----------------------------------------       --------------------------------------
     Securitization income.................        $29.1            $21.4        $50.5           $30.8           $24.7        $55.5
     Less:   Payroll and fringe benefit
                 expenses..................          7.4              3.3         10.7             7.3             3.3         10.6
             Other direct expenses.........         10.1              9.3         19.4            10.3             8.6         18.9
                                               ----------------------------------------       --------------------------------------
     Finance income........................        $11.6            $ 8.8        $20.4           $13.2           $12.8        $26.0
                                               ========================================       ======================================

                                                         Three Months Ended                               Three Months Ended
                                                          November 30, 2002                                February 28, 2003
     (Amounts in millions)                     Private-Label       Bankcard       Total       Private-Label      Bankcard      Total
     --------------------------------------    ----------------------------------------       --------------------------------------
     Securitization income.................        $20.6             $18.8        $39.4          $26.8           $21.7        $48.5
     Less:   Payroll and fringe benefit
                 expenses..................          7.5               3.2         10.7            7.2             3.7         10.9
             Other direct expenses.........         11.1               9.3         20.4           18.9            11.0         29.9
                                               ----------------------------------------       --------------------------------------
     Finance income........................        $ 2.0             $ 6.3        $ 8.3          $ 0.7           $ 7.0        $ 7.7
                                               ========================================       ======================================

                                                                      Year Ended
                                                               February 28, 2003
     (Amounts in millions)                     Private-Label       Bankcard       Total
     --------------------------------------    -----------------------------------------
     Securitization income.................       $107.3             $86.6       $193.9
     Less:   Payroll and fringe benefit
                 expenses..................         29.4              13.5         42.9
             Other direct expenses.........         50.4              38.2         88.6
                                               ----------------------------------------
     Finance income........................       $ 27.5             $34.9       $ 62.4
                                               ========================================

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